Exhibit 99.1

FIRST AMENDMENT

TO

MEMBERSHIP INTEREST PURCHASE AND SALE AGREEMENT

This First Amendment to Membership Interest Purchase and Sale Agreement is entered into as of the 20th day of December, 2012 (the “Amendment”), by and among Saddle Butte Pipeline LLC, a Delaware limited liability company (“Seller”), Saddle Butte Fort Berthold Gathering, LLC, a Colorado limited liability company (“Berthold Gathering”), Saddle Butte Assets, LLC, a Colorado limited liability company (“Assets LLC” and, together with Berthold Gathering, the “Companies” and each a “Company”), and Targa Resources Partners LP, a Delaware limited partnership (“Buyer”).

Recitals:

WHEREAS, the parties hereto (the “Parties”) entered into that certain Membership Interest Purchase and Sale Agreement, dated as of November 14, 2012 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as set forth below subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and or other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:

1.	Recitals; Definitions. The recitals set forth above are true and correct and are incorporated herein by this reference. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

2.	Amendments.

(a)	The first sentence of Section 7.10(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

From and after the Execution Date through ten (10) Business Days before the Closing Date, Buyer or an Affiliate of Buyer may offer employment, conditioned on the Closing, to any or all Employees referenced on Section 7.10(a) of the Disclosure Schedule (the “Designated Employees”) to be effective as of 11:59:59 p.m. on the Closing Date (or with respect to a Designated Employee who is on a leave of absence, effective as of 11:59:59 p.m. on such later date as such Designated Employee is released to return to work or is entitled to be restored to employment) (the “Hire Date”).

(b)	The first sentence of Section 7.10(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

From and after the first day following the Closing, the Hired Employees will be covered under such employee compensation and benefit plans, policies, programs or arrangements as Buyer or an Affiliate may make available to them in accordance with subsection (a) of this Section, provided that such plans shall include medical, dental and vision coverage, health care flexible spending account and a tax-qualified defined contribution plan with a 401(k) feature.

(c)	Section 10.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

Upon receipt of payment of the amount provided in Section 10.3(a), Seller shall execute, acknowledge and deliver to Buyer an assignment of Interests (the “Assignment”), in the form attached hereto as Exhibit 10.2(a) effective as of the Effective Date.

(d)	Section 3.9 of the Agreement is hereby deleted in its entirety and replaced with the following:

Except for the contracts listed on Section 7.17 on the Disclosure Schedule and the vehicles listed on Section 1.1(l) of the Disclosure Schedule, Seller and its Affiliates (other than the Companies) have, or prior to the Closing will have, transferred all of the assets and properties (other than the Excluded Properties) used or usable in the Business and held of record, or beneficially by them or in their possession, to the Companies set forth on Section 3.9 of the Disclosure Schedule.

(e)	Section 4.18 of the Agreement is hereby deleted in its entirety and replaced with the following:

To Seller’s Knowledge, the equipment and other personal property constituting a part of the Properties are in good working order and have been maintained in a state of repair so as to be adequate, in all material respects, for normal operations consistent with such Company’s past practices. The Companies, as applicable, have good and valid title to all Properties (other than (a) the Fee Interests, Easements and Permits to the extent covered by Title Defects, (b) the contracts listed on Section 7.17 of the Disclosure Schedule and (c) the vehicles listed on Section 1.1(l) of the Disclosure Schedule) free and clear of all Liens of any nature whatsoever except Permitted Liens.

(f)	A new Section 7.22 is hereby added to the Agreement to read in its entirety as follows:

Section 7.22. Vehicles. At or promptly after Closing, Seller shall transfer to Buyer, or to a designee of Buyer, all of the vehicles listed on Section 1.1(l) of the Disclosure Schedule.

(g)	Section 5.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

Seller and the Companies shall have the right to amend the Disclosure Exhibits and Disclosure Schedule upon written notice to Buyer (such notice to be given as promptly as practicable), at any time prior to the Closing, to reflect any occurrences or modifications which arose after the date of this Agreement of which Seller or a Company were not aware on the execution and delivery of this Agreement; provided however, that the Disclosure Exhibits and Disclosure Schedules shall be deemed amended as set forth in Exhibit A attached to the First Amendment to this Agreement, dated December 20, 2012; and provided further that Seller and the Companies shall have the right to further amend the Disclosure Exhibits and Disclosure Schedules upon written notice to Buyer (such notice to be given as promptly as practicable) not later than 12:00p.m. CST on December 30, 2012, only to reflect any occurrences of modifications which arose after December 20, 2012, of which Seller or a Company were not aware on December 20, 2012, and, in any event, the representations and warranties, to which the amended portions of the Disclosure Exhibits and Disclosure Schedule relate, shall be deemed amended, for all purposes under this Agreement as if made on the date hereof to reflect such changes, including for purposes of determining Buyer’s rights to indemnification under Article XIII, to reflect such changes; provided, however, that if any such amendment results in obligations, losses or liabilities of Buyer or the Companies which are in excess of Five Million Dollars ($5,000,000) in the aggregate, Buyer shall have the right to adjust the Base Purchase Price accordingly. Buyer acknowledges, however, that Seller’s obligations under the Extended Facilities Obligations change from time to time and that amendments to the schedules will be allowed to update the status of Extended Facilities Obligations incurred in the ordinary course of business without having such amounts apply against the $5,000,000 threshold or resulting in a Purchase Price reduction pursuant to this Section 5.2.

(h)	The last sentence of Section 7.18 of the Agreement is hereby deleted in its entirety and replaced with the following:

In addition to the foregoing, Buyer shall have the rights set forth in the High Prairie Term Sheet attached hereto as Exhibit 7.17.

3.	References. All references to the Agreement in any document, instrument, agreement, or writing delivered pursuant to the Agreement (as amended hereby) shall hereafter be deemed to refer to the Agreement as amended hereby.

4.	Ratification. The terms and conditions of the Agreement, as amended hereby, are hereby ratified, confirmed and approved in their entirety by the Parties, shall continue in full force and effect and are enforceable in accordance therewith.

5.	Miscellaneous Provisions. THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. This Amendment may be executed by facsimile and in counterparts and each counterpart when taken together will constitute one agreement.

[Remainder of page intentionally left blank; Signature page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

SELLER:

Saddle Butte Pipeline LLC

By:	/s/ John Earley
Name:	John Earley
Title:	President and Chief Executive Officer

THE COMPANIES:

Saddle Butte Fort Berthold Gathering, LLC

By:	/s/ John Earley
Name:	John Earley
Title:	President and Chief Executive Officer

Saddle Butte Assets, LLC

By:	/s/ John Earley
Name:	John Earley
Title:	President and Chief Executive Officer

BUYER:

Targa Resources Partners LP

By: Targa Resources GP LLC, its general partner

By:	/s/ Joe Bob Perkins
Name:	Joe Bob Perkins
Title:	Chief Executive Officer

[Signature page to First Amendment to Membership Interest Purchase and Sale Agreement]